UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

Ribbon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan	160-0023
(Address of principal executive offices)	(Zip Code)

+81 90-8508-3462

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	RIBB	The Nasdaq Stock Market LLC
Units	RIBBU	The Nasdaq Stock Market LLC
Rights	RIBBR	The Nasdaq Stock Market LLC

ITEM 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreement

On September 2, 2026, Ribbon Acquisition Corp., a Cayman Islands exempted company, (“Ribbon”), DRC Medicine Ltd., a Japanese corporation (the “Target”), and Meteora Select Trading Opportunities Master, LP (the “Investor”) entered into an OTC Equity Prepaid Forward Transaction, evidenced by a confirmation (the “Forward Purchase Agreement”), under which the Investor agreed to purchase, following the closing of the previously announced business combination among Ribbon, PubCo, DRC Merger Inc. and the Target (the “Business Combination”), up to 4,100,000 shares (the “Maximum Number of Shares”) of PubCo common stock, par value $0.0001 per share (the “Common Shares”), consisting of (i) shares purchased by the Investor from third parties in the open market (“Recycled Shares”) and (ii) shares purchased directly from the Company pursuant to the Subscription Agreement described below (“Additional Shares”), in each case at a per-share price equal to the per-share redemption price payable to redeeming shareholders in connection with the Business Combination (the “Initial Price”).

Following the closing of the Business Combination, and upon delivery of a pricing date notice, the Company will pay the Investor a prepayment amount equal to the Initial Price multiplied by the number of shares specified in the notice, funded from the Company’s trust account, reduced on a dollar-for-dollar basis by the purchase price the Investor pays for Additional Shares under the Subscription Agreement. The transaction settles in cash on a valuation date that is six months after the closing of the Business Combination, subject to extension by mutual consent or earlier acceleration by the Investor upon a delisting event, based on the volume-weighted average trading price of the Common Shares over a specified valuation period following the valuation date, net of a settlement amount adjustment equal to $1.00 multiplied by the Maximum Number of Shares. The per-share reference price under the Forward Purchase Agreement is $10.00 for the first 30 days following the closing of the Business Combination and thereafter resets weekly to the lower of $10.00 and the volume-weighted average price of the Common Shares for the prior calendar week, subject to adjustment by mutual consent and upon certain dilutive offerings. The Company also agreed to reimburse the Investor’s legal fees and other expenses, together with expenses incurred in acquiring Recycled Shares, up to $80,000 in the aggregate, payable, at the Company’s election, in cash at the closing of the Business Combination (which amount may be netted against amounts otherwise fundable by the Investor) or by capitalization into the Note described below at 150% of the unpaid amount, with any amount not paid in cash at closing automatically so capitalized, in each case without duplication of the corresponding reimbursement provision of the SEPA described below.

In addition to the prepayment amount, the Company agreed to pay the Investor directly from the Company’s trust account, on the same date on which the prepayment amount is paid, an amount equal to the Initial Price multiplied by up to 50,000 Common Shares, with the final number to be determined by the Investor in its sole discretion. The shares purchased with this payment are incremental to, and are not counted toward, the Maximum Number of Shares or otherwise subject to the obligations of the Seller in connection with the Forward Purchase Agreement.

The Investor was also granted a right of first refusal, exercisable in its sole discretion for the period beginning on September 2, 2026 and ending on the date that is six months after the valuation date described above, to invest up to 33% of any future debt, equity, derivative or other financing of the Company, subject to the Company providing the Investor at least ten business days’ prior notice; provided, that this right of first refusal does not apply to any future equity line of credit.

The Forward Purchase Agreement also permits the Investor, at its election, to apply Recycled Shares and Additional Shares in satisfaction of amounts outstanding under the Note described below, at a price per share equal to the lower of the conversion price then in effect under the Note and the price that would then apply to an investor notice under the SEPA. Shares so applied reduce amounts outstanding under the Note without any payment premium, are not counted against the SEPA’s exchange cap, ownership and registration limitations or share reserve requirements, and do not permanently reduce the Maximum Number of Shares, which may be replenished through replacement subscriptions under the Subscription Agreement described below.

The Company (DRC Medicine Inc., a Delaware corporation (“PubCo”), following the Business Combination) agreed to file a registration statement covering resale of the Additional Shares within 30 calendar days of the closing of the Business Combination, and to use commercially reasonable efforts to have it declared effective as soon as practicable but no later than 60 calendar days thereafter (or 90 calendar days if the registration statement is reviewed by the SEC), subject to customary suspension rights.

Subscription Agreement

In connection with the Forward Purchase Agreement, on September 2, 2026, Ribbon and the Investor entered into a Subscription Agreement pursuant to which the Investor agreed to subscribe for and purchase from the Company, as Additional Shares under the Forward Purchase Agreement, up to the Maximum Number of Shares (less any Recycled Shares) at a per-share purchase price equal to the Initial Price. The Investor is not required to purchase Additional Shares to the extent doing so would cause its beneficial ownership to exceed 9.9% of the Company’s total outstanding shares immediately after issuance, unless waived by the Investor in its sole discretion. The closing of the purchase of Subscribed Shares is subject to customary conditions and will occur substantially concurrently with the closing of the Business Combination, other than with respect to Additional Shares purchased after that date in accordance with the Forward Purchase Agreement. The Subscription Agreement also provides for replacement subscriptions: if Common Shares are applied in satisfaction of Note obligations under the Forward Purchase Agreement, the Investor may subscribe for a corresponding number of additional Common Shares at the Initial Price, with the purchase price deemed prepaid by set-off against the corresponding additional prepayment amount under the Forward Purchase Agreement, such that no additional cash funding is required. PubCo has joined the Subscription Agreement and the Forward Purchase Agreement and, upon the closing of the Business Combination, will be substituted for Ribbon thereunder.

Standby Equity Purchase Agreement

On September 2, 2026, Ribbon entered into a Standby Equity Purchase Agreement (the “SEPA”) with the Investor and the Target. PubCo, also joined the SEPA and agreed that, upon closing of the Business Combination, PubCo will be substituted for Ribbon as the “Company” and will assume Ribbon’s rights and obligations thereunder.

Following the closing of the Business Combination and subject to customary conditions, the Company will have the right, but not the obligation, to sell the Investor up to $100,000,000 of shares of Common Shares, over a 36-month commitment period beginning at closing, subject to extension by up to 24 months by mutual agreement and earlier termination as provided in the SEPA. During the commitment period, the Company may deliver advance notices requiring the Investor to purchase Common Shares at a price generally equal to 97% of the applicable market price, subject to the limitations in the SEPA. There is no minimum usage requirement and no fee on any unused commitment.

Issuances under the SEPA are subject to the availability of an effective registration statement, trading-volume limitations, and Nasdaq rules, including a 19.99% exchange cap on shares issued under the SEPA and related transaction documents absent stockholder approval, and a 4.9% beneficial ownership limitation on the Investor, subject to waiver or adjustment. The SEPA also restricts certain variable-rate financings and grants the Investor a right of first refusal on up to 33% of certain future financings. Common Shares applied in satisfaction of Note obligations under the Forward Purchase Agreement and the escrowed shares described below are outstanding shares that are not issued by the Company upon application and are not counted against these limitations.

As consideration for the commitment, the Company agreed to pay the Investor a commitment fee of 1.75% of the $100,000,000 commitment amount ($1,750,000), in two equal installments — the first payable upon effectiveness of the initial registration statement described below, and the second 90 days thereafter — payable, at the Company’s election, in cash or Common Shares valued at the closing price on the payment date. The Company also agreed to reimburse the Investor’s transaction expenses up to $80,000, payable on the same basis, and without duplication of, the reimbursement provision of the Forward Purchase Agreement described above.

Pre-Paid Advance and Convertible Promissory Note

The SEPA also provides for an initial pre-paid advance of $1,212,121 in aggregate principal amount, evidenced by a convertible promissory note (the “Note”) that Ribbon executed and delivered to the Investor on September 2, 2026 and that is binding on Ribbon from that date. The Note’s issuance and the funding of the initial advance will occur concurrently with the closing of the Business Combination, subject to closing conditions, at which time the Investor will pay $1,000,000 for the Note (a 17.5% original issue discount). Additional advances may be made by mutual written agreement.

The Note matures 12 months after the closing of the Business Combination, subject to extension by mutual consent; bears no interest absent an event of default (18% per annum during any default); and is subject to a 7% payment premium on amounts paid or redeemed.

The Investor may convert outstanding amounts into Common Shares at the lower of (i) a fixed price determined under the Note and (ii) 95% of the lowest daily volume-weighted average price of the Common Shares over the five trading days preceding conversion, subject to a floor price and other adjustments. Following certain amortization events, the Company may be required to make monthly principal payments plus the payment premium and accrued interest. Conversions are subject to a 9.9% beneficial ownership limitation, waivable on 61 days’ notice.

The Note is a senior unsecured obligation of the Company and contains customary events of default and covenants restricting additional indebtedness, liens, distributions and variable-rate financing transactions.

The Note requires the Company to apply 33% of the net proceeds of any debt, equity, equity-linked, derivative or other financing (other than equipment or purchase-money financing, inventory financing, accounts receivable financing or factoring, and ordinary-course working capital lines secured solely by such assets), including amounts payable to the Company under the Forward Purchase Agreement, to the repayment of outstanding principal within three business days of receipt, which prepayments the Investor may waive or defer and which are not subject to the payment premium. The principal amount of the Note will also be increased, automatically, by 150% of any unpaid expense reimbursement amounts capitalized into the Note as described above.

In addition, upon the closing of the Business Combination, certain shareholders of PubCo will deposit freely tradable Common Shares representing 9.9% of PubCo’s issued and outstanding Common Shares as of immediately following the closing into escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement to be entered into prior to the closing among the Company, such shareholders, the Investor and the escrow agent. Upon an event of default under the Note, title to the escrowed shares will transfer to the Investor, free and clear of all liens, claims, encumbrances and transfer restrictions, with the value of such shares constituting partial liquidated damages and not limiting the Investor’s right to pursue damages in excess thereof or other remedies. Upon satisfaction in full of the obligations under the Note, title to the remaining escrowed shares will transfer back to the depositing shareholders.

Registration Rights Agreement

In connection with the SEPA and the Note, Ribbon and the Investor entered into a Registration Rights Agreement on September 2, 2026, which PubCo also joined. The Company must file an initial registration statement covering resale of the Common Shares issuable under the transaction documents within 30 calendar days of the Business Combination closing, and use best efforts to have it declared effective within 60 calendar days of filing (or, if earlier, five business days after SEC notice that it will not be reviewed). Certain registration failures constitute an event of default under the Note and trigger monthly liquidated damages of 2% of the outstanding principal, capped at 24% in the aggregate.

The foregoing descriptions of the SEPA, the Note, the Registration Rights Agreement, the Forward Purchase Agreement and the Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Note and the Common Shares to be issued pursuant to the transaction documents will be issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and applicable exemptions under state securities laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements concerning the consummation and timing of the proposed Business Combination and the transactions contemplated by the SEPA, Forward Purchase Agreement, Subscription Agreement, Note and Registration Rights Agreement. These statements are subject to risks and uncertainties, including the failure to obtain approval of Ribbon shareholders, failure to satisfy or waive the applicable closing conditions, redemptions by Ribbon public shareholders, and the risk that one or more of the contemplated transactions may not be consummated as expected. Actual results may differ materially from those expressed or implied by these forward-looking statements.

Important Information and Where to Find It

In connection with the proposed Business Combination, Target and PubCo have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which has been declared effective. The final prospectus with respect to the securities to be issued in connection with the proposed Business Combination was filed on August 24, 2026 and Ribbon has mailed the definitive proxy statement/prospectus to its shareholders in connection with the special meeting of Ribbon shareholders to consider and vote on the Business Combination. Ribbon shareholders and other interested persons are urged to read the definitive proxy statement/final prospectus, along with other documents filed with the SEC by Target, Ribbon and/or PubCo, because these documents contain important information about Target, Ribbon, PubCo and the proposed Business Combination. Copies of these documents may be obtained free of charge at the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS DOCUMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

DRC, Ribbon, PubCo and their respective directors, executive officers and certain other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Ribbon’s shareholders in connection with the Proposed Business Combination. Information regarding the names and interests of such persons is, or will be, contained in the filings of DRC, Ribbon and/or PubCo with the SEC, including the Registration Statement and the proxy statement/prospectus.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated as of September 2, 2026, by and among Ribbon Acquisition Corp., DRC Medicine Ltd. and Meteora Select Trading Opportunities Master, LP, and joined by DRC Medicine Inc.
10.2	Convertible Promissory Note, dated as of September 2, 2026, by Ribbon Acquisition Corp. in favor of Meteora Select Trading Opportunities Master, LP, and joined by DRC Medicine Inc.
10.3	Registration Rights Agreement, dated as of September 2, 2026, by and between Ribbon Acquisition Corp. and Meteora Select Trading Opportunities Master, LP, and joined by DRC Medicine Inc.
10.4	Forward Purchase Agreement (OTC Equity Prepaid Forward Transaction Confirmation), dated as of September 2, 2026, by and among Ribbon Acquisition Corp., DRC Medicine Ltd. and Meteora Select Trading Opportunities Master, LP, and joined by DRC Medicine Inc.
10.5	Subscription Agreement, dated as of September 2, 2026, by and between Ribbon Acquisition Corp. and Meteora Select Trading Opportunities Master, LP, and joined by DRC Medicine Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2026

Ribbon Acquisition Corp.

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer